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                                                                Exhibit 1
                                                                [Draft--9/20/96]



                             BOYD GAMING CORPORATION

                                  $200,000,000
                           ___% Senior Notes Due 2003

                             Underwriting Agreement





                                                              New York, New York
                                                                September , 1996


Salomon Brothers Inc
Goldman, Sachs & Co.
CIBC Wood Gundy Securities Corp.
BT Securities Corporation
As Representatives of the several Underwriters,

c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

                  Boyd Gaming Corporation, a Nevada corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, $200,000,000 aggregate principal amount of its % Senior Notes Due 2003 (the "Securities"), to be issued under an indenture (the "Indenture")
to be dated as of September    , 1996, among the Company, the Guarantors (as
defined below) and The Bank of New York, as trustee (the "Trustee"). The Company's obligations under the Securities will be unconditionally guaranteed (the "Guaranties") by certain existing and future subsidiaries of the Company (the "Guarantors") pursuant to the terms of the Indenture. The Company and each Guarantor executing this Agreement are referred to herein as the "Registrants". If the firm or firms listed in Schedule I hereto include only the Representatives then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

                  1. Representations and Warranties. The Registrants, jointly and severally, represent and warrant





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to, and agree with, each Underwriter as set forth below in this Section 1.
Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                  (a) The Registrants meet the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and have filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-05555) on such Form, including a related Preliminary Prospectus, for the registration under the Act of the offering and sale of the Securities and for the registration of the Guaranties. The Registrants may have filed one or more amendments thereto, including the related Preliminary Prospectus, each of which has previously been furnished to you. The Registrants will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (ii), the Registrants have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Guaranties and with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Guaranties and with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Registrants have advised you, prior to the Execution Time, will be included or made therein;

                  (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the





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Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Registrants make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Registrants by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto);

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Gaming Authority" shall mean any of the Nevada Gaming Commission, the Nevada Gaming Control Board, the Mississippi Gaming Commission, the Mississippi State Tax Commission, the Missouri Gaming Commission, the National Indian Gaming Commission, the Bureau of Indian Affairs, the Illinois Gaming Board and any other agency (including, without limitation, any agency established by a federally-recognized Indian tribe to regulate gaming on such tribe's reservation) which has, or may at any time have, jurisdiction over the gaming activities of the Company or any of its subsidiaries or any successor to such authority. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) above and any preliminary prospectus included in the

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Registration Statement at the Effective Date that omits Rule 430A Information.
"Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. For purposes of this
Section 1, "knowledge" of any part with respect to any fact shall mean, unless otherwise specified, both that such party has actual knowledge of such fact and that after due inquiry, such party has no reason to believe to the contrary;

                  (d) The Registrants and their subsidiaries possess such licenses, certificates, authorizations, approvals, franchises, permits or other rights (including all building permits and all authorizations from all applicable Gaming Authorities) issued by the appropriate





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Federal, state or other governmental agencies or bodies as are currently necessary (i) to conduct the business now operated by it, (ii) to execute, deliver and perform this Agreement and the Indenture (including the Guaranties) and (iii) to consummate the transactions contemplated hereby and thereby. Except as described in the Registration Statement, none of the Registrants or any of their subsidiaries has received any notice of proceedings or has any reason to believe proceedings are pending or contemplated, relating to the revocation or modification of any such license, certificate, authorization, approval, franchise, permit or other right which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or other), earnings, business or properties of the Registrants and their subsidiaries taken as a whole; except as described in the Registration Statement, to the best knowledge of the Registrants, neither any Gaming Authority nor any other governmental agencies are investigating any of the Registrants or related parties, other than in ordinary course administrative reviews or in any ordinary course review of the transactions contemplated hereby;

                  (e) The Registrants and their subsidiaries have good and marketable title in fee simple to, or valid and enforceable leasehold interests in, all real property or interests in real property, and all material personal property, owned or leased by them (to the extent described in the Registration Statement as being owned or leased by them (subject, as to enforcement of remedies, to applicable bankruptcy, moratorium, or other laws affecting creditors' rights generally from time to time in effect and to equitable principles which may limit the right to obtain the remedy of specific performance or other injunctive relief), in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and the Prospectus or such as do not materially affect the aggregate value of such property and interests taken as a whole and do not interfere with the use made and proposed to be made of such property and interests by the Registrants or any of their subsidiaries; and all real and all material personal properties held under lease by the Registrants or any of their subsidiaries are held by each of them under valid and enforceable leases (subject, as to enforcement of remedies, to applicable bankruptcy, moratorium or other laws affecting creditors' rights generally from time to time in effect and to equitable
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principles which may limit the right to obtain the remedy of specific performance or other injunctive relief) and the interests of such Registrant or subsidiary, as the case may be, in such leases are free and clear of all material liens, encumbrances and defects, and no consent or waiver need be obtained under such leases in connection with the execution, delivery and performance of this Agreement and the Indenture (including the Guaranties) and the consummation of the transactions contemplated hereby and thereby, in each case except as disclosed in the Prospectus. The Registrants and their subsidiaries are in compliance in all material respects with the terms and conditions of such leases, and such leases are in full force and effect; and

                  (f) Immediately after the consummation of the purchase of the Securities by the Underwriters pursuant to Section 2 hereof, and after giving effect to the contribution provisions included in Article X of the Indenture (i) the fair salable value of the assets of each Guarantor will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of such Guarantor as they mature, (ii) the assets of each Guarantor will not constitute unreasonably small capital to carry out its businesses as conducted or as proposed to be conducted, including the capital needs of such Guarantor (taking into account, in each case, the particular capital requirements of the businesses conducted by such Guarantor and the projected capital requirements and capital availability of such businesses), and (iii) each Guarantor does not intend to, nor does it believe that it will incur, debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by it and the amounts to be payable on or in respect of its obligations).

                  2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of ___% of the principal amount thereof, plus accrued interest, if any, on the Securities from _____________, 1996, to the Closing Date, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

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                  3. Delivery and Payment. Delivery of and payment for the

Securities shall be made at 10:00 a.m., New York City time, on ________, 1996, or such later date (not later than __________, 1996) as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer in same-day funds. Delivery of the Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the offices of Cravath, Swaine & Moore, New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

                  The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  5. Agreements. The Registrants, jointly and severally, agree with the several Underwriters that:

                  (a) The Company shall use all commercially reasonable efforts, and shall cause Par-A-Dice Gaming Corporation ("Par-A-Dice") and East Peoria Hotel, Inc. ("EPH") to use all reasonable efforts, to obtain all necessary approvals of Gaming Authorities in the State of Illinois for Par-A-Dice and EPH to execute a supplemental indenture, in the form prescribed by the Indenture and containing its Guaranty, in favor of the Holders (as defined in the Indenture) at the consummation of the Par-A-Dice acquisition or as soon thereafter as possible.







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                  (b) The Registrants will use their best efforts to cause the
Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Registrants will not file any amendment of the Registration Statement or supplement to the Prospectus without the prior consent of the Representatives. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Registrants will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Registrants will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by any of the Registrants of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Registrants will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Registrants promptly will (i) prepare


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and file with the Commission, subject to the second sentence of paragraph (b) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (d) As soon as practicable, the Registrants will make generally available to their security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which need not be audited but which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (e) The Registrants will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Registrants will pay the expenses of printing or other production (excluding, except in the case of blue sky fees and expenses, the fees and expenses of counsel to the Underwriters) of all documents relating to the offering.

                  (f) The Registrants will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc. ("NASD"), in connection with its review of the offering; provided that in no event shall the Registrants be obligated to qualify to do business in any jurisdiction where they are not now so qualified or take any action that would subject them to service of process in suits (other than those arising out of the offer and sale of the Securities) in any jurisdiction in which they are not now so subject.

                  (g) The Registrants will not, for a period of 120 days following the Execution Time, without prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or
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guaranteed by any Registrant (other than the Securities); provided, however, that any amendment, restatement, modification or replacement of bank facilities after the Closing Date shall not constitute a violation of this subsection (g).

                  (h) Each Registrant confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and each Registrant further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning such Registrant's business with Cuba or with any person or affiliate located in Cuba changes in any material way at any time when a Prospectus relating to the Securities is required to be delivered under the Act, such Registrant will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                  (i) The Registrants, during the period when the Prospectus is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to the time the Registration Statement becomes effective.

                  6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase Securities shall be subject to the accuracy of the representations and warranties on the part of the Registrants contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Registrants made in any certificates pursuant to the provisions hereof, to the performance by the Registrants of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than

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(i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon New York City time on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Registrants shall have furnished to the Representatives the opinion of Morrison & Foerster LLP, counsel for the Registrants, dated the Closing Date, to the effect that:

                  (i) each of the Registrants has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its jurisdiction, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business (except in those jurisdictions in which the failure to be so qualified or in good standing would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole);

                (ii) all the outstanding shares of capital stock of each of the Guarantors have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Guarantors are owned by the Company, either directly or through wholly owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;
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                (iii) the Securities and the Guaranties conform to the
         descriptions thereof contained under the heading "Description of Notes" in the Prospectus;

                (iv) the Indenture, including the Guaranties, has been duly authorized, executed and delivered by each Registrant, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against such Registrant in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to equitable principles which may limit the right to obtain the remedy of specific performance or other injunctive relief); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of each Registrant entitled to the benefits of the Indenture, including the Guaranties;

                  (v) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed therein, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements in the Prospectus under the heading "Description of Notes" fairly summarize the matters therein described;

                (vi) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements




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         (including the notes thereto), supporting schedules and other financial and statistical information contained therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

                (vii) this Agreement has been duly authorized, executed and delivered by each of the Registrants;

                (viii) no consent, approval, authorization, order or other action of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act, the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained and such as may be required under the gaming laws of the States of Nevada, Mississippi, Missouri, Louisiana or Illinois and federal laws related to gaming on Indian lands;

                (ix) none of the execution and delivery of the Indenture (including the Guaranties), the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of any of the Registrants or the terms of any indenture or credit agreement or the terms of any other material agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

                (x) to the knowledge of such counsel, no holders of securities of any of the Registrants have rights to

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         the registration of such securities under the Registration Statement;
         and

                (xi) the statements in the Prospectus under the heading "Certain United States Federal Income Tax Considerations" fairly summarize the matters therein described.

                  In addition, such counsel shall state that, based upon conferences with the Registrants' representatives and the Registrants' accountants concerning the Registration Statement and the Prospectus, and such counsel's consideration of the matters required to be stated therein and the statements contained therein (although such counsel may state that it has not independently verified the accuracy, completeness or fairness of such statements, except for such statements pertaining to such counsel's opinions in subsections (iii), (v) (relating to statements under the heading "Description of Notes" in the Prospectus) and (xi) hereof), nothing has come to such counsel's attention that leads such counsel to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading (other than the financial statements (including the notes thereto), supporting schedules and other financial and statistical information contained therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel need express no opinion) or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements (including the notes thereto), supporting schedules and other financial and statistical information contained therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel need express no opinion).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of California and New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent

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         they deem proper, on certificates of responsible officers of the
         Registrants and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Registrants shall have furnished to the Representatives the opinion of McDonald Carano Wilson McCune Bergin Frankovich & Hicks LLP, Nevada counsel for the Registrants, dated the Closing Date, to the effect that:

                  (i) the information contained in the Prospectus under the caption "Risk Factors--Governmental Gaming Regulation", "Risk Factors--Uncertainties of Consummation of the Par-A-Dice Acquisition and Development of Sam's Town Reno and the Atlantic City Project", "Risk Factors--Environmental Risks", "Business--Development Projects--Sam's Town Reno" and "Description of Notes--Mandatory Disposition or Redemption Pursuant to Gaming Laws", to the extent that it constitutes matters of Nevada law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

                (ii) other than those arising under State securities laws, no authorization, approval, consent or order of any Nevada court or governmental authority or agency (including the Nevada Gaming Commission, the Nevada State Gaming Control Board and the Clark County Liquor and Gaming Licensing Board and any other gaming or similar governmental or regulatory authority of the State of Nevada or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Securities to the Underwriters, or in connection with the Guaranties, except such as have been obtained and are in full force and effect at the Closing Date.

                  References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) The Company shall have furnished to the Representatives the opinion of Watkins Ludlum & Stennis, P.A., Mississippi counsel for the Company, dated the Closing Date, to the effect that:

                (i) the information contained in the Prospectus under the caption "Risk Factors--Governmental Gaming

         Regulation", "Risk Factors--Environmental Risks", "Risk Factors--Uncertainties of Consummation of the Par-A-Dice Acquisition and Development of Sam's Town Reno and the Atlantic City Project", "Risk Factors--Management Agreements of Limited Duration", "Business--Development Projects--Par-A-Dice Acquisition" and "Description of Notes--Mandatory Disposition or Redemption Pursuant to Gaming Laws", to the extent that it constitutes matters of Mississippi or Indian law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

                (ii) other than those arising under State securities laws, no authorization, approval, consent or order of any Mississippi court or the Mississippi Gaming Commission or any other gaming or other governmental or regulatory authority of the State of Mississippi or any political subdivision thereof or of the National Indian Gaming Commission or any other agency, department or regulatory body of the Federal government having jurisdiction over gaming on Indian lands or in the State of Mississippi is required in connection with the offering, issuance or sale of the Securities to the Underwriters except such as have been obtained and are in full force and effect at the Closing Date.

                  References to the Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

                  (e) The Company shall have furnished to the Representatives the opinion of Stinson, Mag & Fizzell, P.C., Missouri counsel for the Company, dated the Closing Date, to the effect that:

                  (i) the information contained in the Prospectus under the caption "Risk Factors--Governmental Gaming Regulation", "Risk Factors--Environmental Risks" and "Description of Notes--Mandatory Disposition or Redemption Pursuant to Gaming Laws", to the extent that it constitutes matters of Missouri law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

                (ii) other than those arising under State securities laws, no authorization, approval, consent or order of any Missouri court or governmental authority or agency (including the Missouri Gaming Commission, the Missouri State Gaming Control Board and the Clay County Liquor and Gaming Licensing Board and any other gaming or similar governmental or regulatory authority of the State of Missouri or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Securities to the Underwriters except such as have been obtained and are in full force and effect at the Closing Date.

                  References to the Prospectus in this paragraph (e) include any supplements thereto at the Closing Date.

                  (f) The Company shall have furnished to the Representatives the opinion of McGlinchey, Stafford & Lang, Louisiana counsel for the Company, dated the Closing Date, to the effect that:

                  (i) the information contained in the Prospectus under the caption "Risk Factors--Governmental Gaming Regulation", "Risk Factors--Environmental Risks" and "Description of Notes--Mandatory Disposition or Redemption Pursuant to Gaming Laws", to the extent that it constitutes matters of Louisiana law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

                (ii) other than those arising under State securities laws, no authorization, approval, consent or order of any Louisiana court or governmental authority or agency (including the Louisiana Gaming Commission and any other gaming or similar governmental or regulatory authority of the State of Louisiana or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Securities to the Underwriters except such as have been obtained and are in full force and effect at the Closing Date

                  References to the Prospectus in this paragraph (f) include any supplements thereto at the Closing Date.

                  (g)  The Company shall have furnished to the
Representatives the opinion of Freeborn & Peters, Illinois counsel for the Company, dated the Closing Date, to the effect that:

                  (i) the information contained in the Prospectus under the caption "Risk Factors--Governmental Gaming Regulation", "Risk Factors-- Environmental Risks", "Risk Factors--Competition", "Risk Factors--Uncertainties of Consummation of the Par-A-Dice Acquisition and Development of Sam's Town Reno and the Atlantic City Project", "Business--Development Projects-- Par-A-Dice Acquisition" and "Description of Notes--Mandatory Disposition or Redemption Pursuant to Gaming Laws", to the extent that it constitutes matters of Illinois law or legal conclusions thereunder, has been reviewed by such counsel and fairly summarizes the matters therein described in all material respects; and

                (ii) other than those arising under State securities laws, no authorization, approval, consent or order of any Illinois court or governmental authority or agency (including the Illinois Gaming Commission and any other gaming or similar governmental or regulatory authority of the State of Illinois or any political subdivision thereof) is required in connection with the offering, issuance or sale of the Securities to the Underwriters except such as have been obtained and are in full force and effect at the Closing Date.

                  References to the Prospectus in this paragraph (g) include any supplements thereto at the Closing Date.

                  (h) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Registrants shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (i) Each of the Registrants shall have furnished to the Representatives a certificate of such Registrant, signed by the Chairman of the Board or the President and the principal financial or accounting officer of such Registrant, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the

Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                  (i) the representations and warranties of such Registrant in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and such Registrant has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of such Registrant, threatened; and

              (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no development which could reasonably be expected to result in a material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Prospectus (exclusive of any supplement thereto).

                  (j) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and stating in effect that:

                  (i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                (ii) on the basis of a reading of the latest unaudited financial statements made available by the

         Company; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committee of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries, nothing came to their attention which caused them to believe that:

                           (1) any unaudited financial statements included or
                  incorporated by reference in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that such unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis consistent with the audited financial statements included in the Registration Statement and the Prospectus; or

                           (2) with respect to the period subsequent to June
                  30, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or decreases in the stockholders' equity of the Company, in each case as compared with the amounts shown on the June 30, 1996, consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from July 1, 1996, to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues, operating income, or income before provision for income taxes, cumulative effect of a change in accounting principle and extraordinary item, or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless such explanation is not deemed necessary by the Representatives; and

                (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth or incorporated in the Prospectus and Registration Statement agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                (iv) on the basis of a reading of the unaudited pro forma financial statements included or incorporated in the Registration Statement and the Prospectus (the "pro forma financial statements"), carrying out certain specified procedures, inquiries of certain officials of the Company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  References to the Prospectus in this paragraph (j) include any supplement thereto at the date of this letter.

                  (k) At the Execution Time and at the Closing Date, Coopers & Lybrand LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and stating in effect that:

                (i) in their opinion the audited financial statements and financial statement schedules of Par-A-

         Dice included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                (ii) on the basis of a reading of the latest unaudited financial statements made available by Par-A-Dice, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders, directors and executive committee of Par-A-Dice, and inquiries of certain officials of Par-A-Dice who have responsibility for financial and accounting matters of Par-A-Dice, nothing came to their attention which caused them to believe that:

                           (1) any unaudited financial statements included or
                  incorporated by reference in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that such unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis consistent with the audited financial statements of Par-A-Dice included in the Registration Statement and the Prospectus; or

                           (2) with respect to the period subsequent to June
                  30, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of Par-A-Dice or decreases in the stockholders' equity of Par-A-Dice, in each case as compared with the amounts shown on the June 30, 1996 consolidated balance sheet incorporated in the Registration Statement and the Prospectus, or for the period from July 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in operating revenues, operating income, or income before provision for state income taxes, cumulative effect of a change in accounting principle and extraordinary item, or in total amounts of net income of Par-A-Dice, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Par-A-Dice as to the significance thereof unless such explanation is not deemed necessary by the Representatives; and

              (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Par-A-Dice) agrees with the accounting records of Par-A-Dice, excluding any questions of legal interpretation.

                  References to the Prospectus in this paragraph (k) include any supplement thereto at the date of the letter.

                  (l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (j) and (k) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (m) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the debt securities of the Company or any subsidiary by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (n) Prior to or at the Closing Date, the Representatives shall have received evidence, in form and substance satisfactory to the Representatives, that any indebtedness pursuant to the Reducing Revolving Loan Agreement dated as of October 16, 1995 among Boyd Kansas City, Inc. and Bank of America, Bank of Scotland, et al., has been paid and discharged and that such credit facility is no longer in effect.

                  (o) Prior to the Closing Date, the Registrants shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled by the Representatives at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Registrants in writing or by telephone confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the offices of Cravath, Swaine & Moore at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. (a) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of any of the Registrants to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Registrants will, jointly and severally, be liable for and shall reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  (b) The Company agrees to be liable for the payment of all the costs of the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto and the Preliminary Prospectus, the Prospectus and any amendments or supplements to the Prospectus; the costs of distributing the Registration Statement as originally filed and each amendment and any post-effective amendments thereof (including exhibits), any Preliminary Prospectus and the Prospectus and any amendments or supplements to the Prospectus as provided in this Agreement; the costs of word processing this Agreement and any selling agreements; the costs of filings with the National Association of Securities Dealers, Inc. ("NASD"), including the filing fee, and the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions in the United States as provided for herein and of preparing and printing Blue Sky memoranda (including fees and expenses of counsel to the Underwriters related to such Blue Sky qualification and preparation); and all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided, however, that except as otherwise provided in this Section 7, the Underwriters shall pay all of their own costs and expenses, including the fees and expenses of their counsel.

                  8. Indemnification and Contribution. (a) The Registrants, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities and the Guaranties as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) no Registrant will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Registrants by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, and (ii) such indemnity with respect to any untrue statement or omission in the Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities that are the subject thereof if such person did not receive a copy of the Prospectus at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and such untrue statement or omission of a material fact contained in the Preliminary Prospectus was completely corrected in the Prospectus. This indemnity agreement will be in addition to any liability which any of the Registrants may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Registrants, each of their directors, each of their officers who signs the Registration Statement, and each person who controls the Registrants within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Registrants to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Registrants by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Registrants acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in material prejudice to the indemnifying party and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel and local counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or to other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Registrants, jointly and severally, and each of the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which any of the Registrants and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Registrants and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, each of the Registrants, jointly and severally, and each of the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Registrants and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Registrants shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by any of the Registrants or the Underwriters. Each of the Registrants and the Underwriters agrees that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresen-tation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls any of the Registrants within the meaning of either the Act or the Exchange Act, each officer of the Registrants who shall have signed the Registration Statement and each director of either of the Registrants shall have the same rights to contribution as such Registrant, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) Without limitation of and in addition to its obligations under the other paragraphs of this Section 8, the Registrants, jointly and severally, agree to indemnify and hold harmless Salomon Brothers Inc, its directors, officers, employees and agents and each person who controls Salomon Brothers Inc within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon Salomon Brothers Inc's acting as a "qualified independent underwriter" in connection with the offering contemplated by this Agreement, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Registrants will not be liable in any such case to the extent that any such loss, claim, damage or liability is finally determined by a non-appealable judgment of a court of competent jurisdiction to have resulted from (x) the gross negligence or willful misconduct of Salomon Brothers Inc. or (y) Salomon Brothers Inc not being qualified to act as "qualified independent underwriter" under the applicable rules of the NASD or having received a waiver therefrom; provided further, that the indemnity given in this paragraph (e) shall in no way limit, and the Registrants shall in no way be liable for, obligations of the Underwriters pursuant to Section 8(b).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or

Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or any of the Registrants. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Registrants and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Registrants prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Registrants or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any of the Registrants or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telecopied and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048, telecopier (212) 783-4868, attention of Mr. Scott Henry; or, if sent to any of the Registrants, will be mailed, delivered or telecopied and confirmed to it at 2950 So. Industrial Road, Las Vegas, Nevada 89109, telecopier (702) 792-7313, attention of the legal department.

                13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of law.

                15. Counterparts. This Agreement may be executed in one or more of counterparts, each of which shall constitute an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                                                              32
                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement shall represent a binding agreement among the Registrants and the several Underwriters.


                                             Very truly yours,

                                             BOYD GAMING CORPORATION,

                                             by
                                                --------------------------------
                                                 Name:
                                                Title:


                                             CALIFORNIA HOTEL AND CASINO,

                                             by
                                                --------------------------------
                                                 Name:
                                                Title:


                                             BOYD TUNICA, INC.,

                                             by
                                                --------------------------------
                                                 Name:
                                                Title:


                                             BOYD MISSISSIPPI, INC.,

                                             by
                                                --------------------------------
                                                 Name:
                                                Title:


                                             BOYD KANSAS CITY, INC.,

                                             by
                                                --------------------------------
                                                Name:
                                               Title:

                                                                              33
                                             BOYD KENNER, INC.,

                                             by
                                                --------------------------------
                                                Name:
                                               Title:


                                             MARE-BEAR, INC.,

                                             by
                                                --------------------------------
                                                Name:
                                               Title:


                                             SAM-WILL, INC.,

                                             by
                                                --------------------------------
                                               Name:
                                              Title:


                                             ELDORADO, INC.,

                                             by
                                                --------------------------------
                                               Name:
                                              Title:


                                             MSW, INC.,

                                             by
                                                --------------------------------
                                              Name:
                                             Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

SALOMON BROTHERS INC
GOLDMAN, SACHS & CO.
CIBC WOOD GUNDY SECURITIES
     CORP.
BT SECURITIES CORPORATION

  by SALOMON BROTHERS INC,

    by
      --------------------------------
       Name:
      Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement

                                   SCHEDULE I


                                                                                    Principal Amount
                                                                                      of Securities
                              Underwriters                                           to be Purchased
                              ------------                                           ---------------

Salomon Brothers Inc.....................................................             [          ]

Goldman, Sachs & Co......................................................             [          ]

CIBC Wood Gundy Securities
Corp.  ..................................................................             [          ]

BT Securities Corporation................................................             [          ]
                                                                                      ------------

     Total...............................................................             $200,000,000
                                                                                      ============